Files Pursuant to Rule 497(a)

File no. 333-175624

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus to individuals who meet minimum suitability requirements. This sales literature must be read in conjunction with a prospectus in order to understand fully all the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with the offering described herein. Neither the Attorney General of the state of New York, nor any other state regulators, have passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. Please see important “Risk Factors” on the back cover of this brochure.

Sierra Income Corporation

Sierra Income Corporation (“Sierra”) is a non-traded, business development company that invests in middle market companies. Our investment activities are managed by our advisor, SIC Advisors LLC. SIC Advisors LLC is an affiliate of, and wholly-owned by Medley LLC (“Medley”).

What Is A Business Development Company (BDC)?

• BDCs are investment vehicles created by Congress in 1980 to help middle market companies access growth capital.

• BDCs register their securities with the SEC and are regulated under the Investment Company Act of 1940.

• An investment in a BDC allows individual investors to participate in debt and equity markets that have typically only been available to institutional investors.

• BDCs typically elect to be taxed as Regulated Investment Companies who, like REITs, are required to distribute a minimum of 90% of their taxable earnings to shareholders.

Why Consider A Non-Traded BDC?

Potential investment benefits may include:

• Consistent and predictable income

• Attractive yields with capital appreciation potential

• Portfolio diversification

• Hedge against interest rate risk

• Insulation from daily market volatility

• Low correlation to traditional equity and investment grade debt

•

•

• A non-traded BDC can act as a powerful tool in helping to further diversify your portfolio’s income-oriented investments.

Why Sierra?

Experienced Management

- Our advisor is wholly-owned by Medley, an organization with over $1.5 billion in assets under management.[1]
- Medley's management team members average over 20 years of experience in all facets of middle market debt investing, including transaction sourcing and structuring, credit analysis and asset management.
- With offices in New York and San Francisco, Medley has extensive experience managing various institutional funds as well as an NYSE-listed BDC.
- Medley benefits from a history of longstanding relationships with many prominent institutional clients that include endowments, foundations, pension plans and insurance companies.

Diversification

Medley seeks to mitigate risk by constructing broadly diversified portfolios. The chart below illustrates the historical industry sector allocation of Medley's investments.[2] Sierra expects to adopt a similar strategy of broad portfolio diversification.



Energy
Industrials
Financial
Other
Manufacturing
Consumer
Natural Resources
Media & Telecom
Real Estate
Transportation
Healthcare
Insurance

Attractive Market Opportunity

For the past 15 years, banks have consistently reduced their exposure to middle market lending.[3] As a result, there is an imbalance between the financing needs of borrowers and the capital provided from lenders, creating a "lending gap" in the middle market. Sierra will seek to fill this gap by providing capital with the potential to earn attractive risk-adjusted returns.

> **"We designed Sierra Income Corporation to provide individual investors with access to the full breadth and depth of Medley's institutional capabilities and expertise."**
>
> *Seth Taube - CEO, Sierra Income Corporation*

1) As of April 12, 2012. **2)** Past performance is no guarantee of future results. While Sierra intends to construct a portfolio that is diversified by industry sectors, there can be no assurance that it will achieve this goal or that Sierra's industry sector diversification will be similar to Medley's historical industry sector diversification. **3)** Standard & Poor's Q2 2011 High-End Middle Market Lending Review.

- 3 -

The Middle Market

Middle market companies are major contributors to our country’s GDP growth, employment and corporate revenues. However , banks continue to reduce their investments in middle market companies.1 As a result there is an opportunity to fill this gap, provide growth capital and potentially earn attractive returns.

“The success of the middle market in the coming years will have a profound impact on U.S.unemployment rates, consumer confidence and spending, overall economic growth.”

Source Deloitte, Mid-Market Perspectives – 2011 Report on America’s Economic Engine

Middle Market Debt

Investing in senior and subordinated middle market debt gives investors payment priority over other types of securities in the corporate capital structure.

1) Standard & Poor’s Q2 2011 High End Middle Market Lending Review.

The Sierra Difference

Sierra expects to create a diversified portfolio by both purchasing and originating debt investments.

Purchasing existing debt can be an efficient way to deploy capital into investments where income is a primary objective.

Originating new debt may provide even greater income as well as growth potential through equity participation in the borrower.

Investment Process

When evaluating investment opportunities, our advisor will leverage the expertise and experience of Medley. As a result of its rigorous screening and due diligence process, Medley has historically completed less than 4% of transactions evaluated each year. We believe that applying this disciplined approach will allow Sierra to make effective investment decisions and protect investor capital.

• Rigorous Underwriting

• Thorough Due Diligence

• Comprehensive Portfolio Diversification

• Disciplined Asset Management

Our Investment Strategy

We expect to assemble a diversified portfolio of debt investments in a wide range of growing middle market companies. We believe that our disciplined approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics.

Capital Structure

We will seek to invest primarily in senior debt and, to a lesser extent, subordinated debt of middle market U.S. companies.

Stage of Business Lifecycle

We intend to seek established businesses that have long track records of stable, positive cash flow.

Company Size

We expect to focus on companies with enterprise values ranging from $50 million to $4 billion.1

Management Team

We intend to invest in companies with strong, experienced management teams that we believe have a clear strategic vision and a successful operating track record.

Investment Scenarios We Expect To Avoid

            New product development Unproven management teams

Information technology risk Bankruptcy

Customer concentration Start ups

Lack of operating history Thin margins

1) Enterprise value is a measure of a company’s value and is often used as an alternative to “market capitalization”

Sierra Income Corporation Overview

Objective1

• Invest primarily in the senior and subordinated debt of middle market U.S. companies.

• Create an investment portfolio that generates superior risk-adjusted returns.

• Provide our shareholders with current income and, to a lesser extent, long term capital appreciation.

• Offering

•

Offering Size

Upto $1.5 Billion (minimum of $2Million must be raised before) operations commence)

Initial Price Per Share2

$10.00 per share

Minimum Investment

$2.000 ($2.500for investors in Tennessee)

Valuation Frequency3

Net asset value determined each quarter.

Share Repurchase Program4

Quarterly share repurchase at net asset value: beginning 12 months after a minimum of $2 Million is raised: up to 10% of weighted average number of outstanding shares in any 12-month period.

Liquidity Strategy

We intend to seek a liquidity event within seven years following the expiration of the offering period which may include:

The sale of all or substantially all of our assets. A listing of our common shares on a national securities exchange. A merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company.

Distribution Reinvestment Plan (DRIP)

Investors can repurchase shares at 95% of closing price immediately following the distribution date.

Suitability

Suitability standards generally require that an investor have either: (a) a gross annual income of at least $70,000, or (b) a net worth of a least $250,000. For purpose of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles.

1) There is no guarantee that these objectives will be met. 2) If our net asset value per share increases above our net proceeds per share as stated in the prospectus, we intend to sell our shares at a higher price as necessary to ensure that shares of our common stock are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. 3) We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. 4) We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first serve basis. Investors should not expect to be able to sell shares regardless of the investment’s performance.5) The following states have additional suitability standards: AL, CA, IA, KY, KS, ME, ND, OK, OR, TN Please consult Sierra Income Corporation’s prospectus for additional information regarding your suitability standards.

Sierra Income Corporation

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following: (1) We are a new company and have no operating history. In addition, we have not identified specific investments that we will make with the proceeds of this offering. As a result, this offering may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing shares of our common stock. (2) Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives. (3) Our shares will not be listed on a national securities exchange for the foreseeable future, which means there will be no public market for our securities during the offering period. You will have limited ability to sell your shares. (4) There are substantial conflicts among the interests of our investors, our interests and the interests of our advisor, dealer manager and our respective affiliates regarding compensation, investment opportunities and management resources. (5) Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to stockholders. (6) Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers, and may experience conflicts of interest as a result. (7) While we intend to repurchase a limited number of our common stock pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time. (8) Our investment in prospective portfolio companies may be risky, and we could lose all or part of our investment. (9) The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. (10) We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance. (11) A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments. (12) We have not established any limit on the extent to which we may use borrowings, our equity capital, or proceeds from this offering to fund distributions to stockholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, which we refer to as a return of capital, particularly during the period before we have substantially invested the net proceeds from this offering, which may result in commensurate reductions in net asset value per share. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us. (13) This is a “best efforts” offering and, if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained. (14) Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

610 Newport Center Drive, Suite 350, Newport Beach, CA 92660 (877) 907-1148